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                                                                   EXHIBIT 10(v)


                       AMERICAN FREIGHTWAYS CORPORATION
                              2300 FORWARD DRIVE
                           HARRISON, ARKANSAS 72601

                          AMERICAN FREIGHTWAYS, INC.
                              2200 FORWARD DRIVE
                           HARRISON, ARKANSAS 72601



               LETTER AMENDMENT NO. 2 TO MASTER SHELF AGREEMENT



December 14, 1994


The Prudential Insurance Company
 of America
c/o Prudential Capital Group
1201 Elm St., Suite 4900
Dallas, Texas 75270

Ladies and Gentlemen:

          We refer to the Master Shelf Agreement dated as of September 3, 1993, as amended on October 19, 1994 (the "AGREEMENT"), among American Freightways Corporation and American Freightways, Inc. (collectively, the "COMPANIES") and The Prudential Insurance Company of America ("PRUDENTIAL"), pursuant to which the Companies have issued and Prudential has purchased Senior Notes of the Companies in the aggregate principal amount of $30,000,000. Unless otherwise defined herein, the terms defined in the Agreement shall be used herein as therein defined.

          The Companies desire to extend the term of the Facility (subject to earlier termination in accordance with the Agreement ) and to increase the amount of Notes available to be issued under the Agreement to an aggregate principal amount of $90,000,000 (creating an Available Facility Amount of $60,000,000 as of the date hereof).

          Therefore, Prudential and the Companies, in consideration of the mutual promises and Agreements set forth herein and in the Agreement, agree as follows:

          (a) AMENDMENT TO PARAGRAPH 1. Paragraph 1 of the Agreement is amended in full to read as follows:
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          1. AUTHORIZATION OF ISSUE OF NOTES.  The Companies will authorize the issue of their senior promissory notes (the "NOTES") in the aggregate principal amount of up to $90,000,000, to be dated the date of issue thereof, to mature, in the case of each Note so issued, no more than 10 years from the date of issue thereof, to have an average life of no more than 8 years, to bear interest on the unpaid balance thereof from the date thereof at the rate per annum, and to have such other particular terms, as shall be set forth, in the case of each Note so issued, in the Confirmation of Acceptance with respect to such Note delivered pursuant to paragraph 2F, and to be substantially in the form of Exhibit A attached hereto. The term
                                            ---------
     "NOTES" as used herein shall include each Note delivered pursuant to any provision of this Agreement and each Note delivered in substitution or exchange for any such Note pursuant to any such provision. Notes which have (i) the same final maturity, (ii) the same installment payment dates,
     (iii) the same installment payment amounts (as a percentage of the original principal amount of each Note), (iv) the same interest rate, and (v) the same interest payment periods, are herein called a "SERIES" of Notes.

     (b) AMENDMENT TO PARAGRAPH 2B. Paragraph 2B of the Agreement is amended in full to read as follows:

          2B. ISSUANCE PERIOD. Notes may be issued and sold pursuant to this Agreement until the earlier of (i) December 14, 1996 and (ii) the thirtieth day after Prudential shall have given to the Companies, or the Companies shall have given to Prudential, a notice stating that it elects to terminate the issuance and sale of Notes pursuant to this Agreement (or if such thirtieth day is not a Business Day, the Business Day next preceding such thirtieth day). The period during which Notes may be issued and sold pursuant to this Agreement is herein called the "ISSUANCE PERIOD".

     (c) CONDITIONS PRECEDENT. The effectiveness of this Amendment is contingent on (1) the Companies providing to Prudential certified copies of (i) a resolution of their Boards of Directors approving the amendments to the Agreement herein contained and (ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the amendments to the Agreement herein contained and (2) receipt by Prudential of a facility fee of $10,000 in immediately available funds.

     On and after the effective date of this letter amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", or words of like import referring to the Agreement, and each reference in the Notes to "the Agreement", "thereunder", "thereof", or words of like import referring to the Agreement, shall mean the Agreement as amended by this letter amendment. The Agreement, as amended by this letter amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this letter amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy under the Agreement nor constitute a waiver of any provision of the Agreement.

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     This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

     If you agree to the terms and provisions hereof, please evidence your agreement by executing and returning at least two counterparts of this letter amendment to American Freightways Corporation, 2200 Forward Drive, Harrison, Arkansas 72601, Attention: Stephen Bruffett and American Freightways, Inc. 2200 Forward Drive, Harrison, Arkansas 72601, Attention: Stephen Bruffett. This letter amendment shall become effective as of the date first above written when and if counterparts of this letter amendment shall have been executed by us and you and the condition set forth above shall have been satisfied.


                              Very truly yours,

                              AMERICAN FREIGHTWAYS CORPORATION

                              By  /s/ James R. Dodd
                                  -------------------------------------
                                       Title:  Executive Vice President
                                                Accounting & Finance
                              AMERICAN FREIGHTWAYS, INC.

                              By  /s/ James R. Dodd
                                  -------------------------------------
                                       Title:  Executive Vice President
                                                Accounting & Finance

Agreed as of the date
first above written:

THE PRUDENTIAL INSURANCE COMPANY
 OF AMERICA

By /s/ Randall M. Kob
  ------------------------
     Vice President

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